Contingent Liabilities	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Contingent Liabilities
CONTINGENT LIABILITIES
Except as otherwise noted, while we are unable to predict the final outcome, based on information currently available, we do not believe that resolution of any of the following matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.
Leases. We occupy space and use certain equipment under lease arrangements. Rental commitments of $2,373 million at December 31, 2013 under long-term non-cancelable operating leases are payable as follows: $586 million in 2014, $494 million in 2015, $364 million in 2016, $233 million in 2017, $156 million in 2018 and $540 million thereafter. Rent expense was $456 million in 2013, $457 million in 2012 and $453 million in 2011.
Additional information pertaining to commercial aerospace rental commitments is included in Note 5 to the Consolidated Financial Statements.
Environmental. Our operations are subject to environmental regulation by federal, state and local authorities in the United States and regulatory authorities with jurisdiction over our foreign operations. As described in Note 1 to the Consolidated Financial Statements, we have accrued for the costs of environmental remediation activities and periodically reassess these amounts. We believe that the likelihood of incurring losses materially in excess of amounts accrued is remote. As of December 31, 2013 and 2012, we had $936 million and $847 million reserved for environmental remediation, respectively. Additional information pertaining to environmental matters is included in Note 1 to the Consolidated Financial Statements.
Government. We are now, and believe that, in light of the current U.S. Government contracting environment, we will continue to be the subject of one or more U.S. Government investigations. If we or one of our business units were charged with wrongdoing as a result of any of these investigations or other government investigations (including violations of certain environmental or export laws) the U.S. Government could suspend us from bidding on or receiving awards of new U.S. Government contracts pending the completion of legal proceedings. If convicted or found liable, the U.S. Government could fine and debar us from new U.S. Government contracting for a period generally not to exceed three years. The U.S. Government could void any contracts found to be tainted by fraud.
Our contracts with the U.S. Government are also subject to audits. Like many defense contractors, we have received audit reports, which recommend that certain contract prices should be reduced to comply with various government regulations. Some of these audit reports involved substantial amounts. We have made voluntary refunds in those cases we believe appropriate, have settled some allegations and continue to litigate certain cases. In addition, we accrue for liabilities associated with those matters that are probable and can be reasonably estimated. The most likely settlement amount to be incurred is accrued based upon a range of estimates. Where no amount within a range of estimates is more likely, then we accrued the minimum amount.
Legal Proceedings.
F100 Engine Litigation
As previously disclosed, the United States government sued us in 1999 in the United States District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. The claims relate to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The government alleged that it overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial, which ended in April, 2005, the government claimed Pratt & Whitney's liability to be approximately $624 million. On August 1, 2008, the trial court held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions after the alleged overstatements were made. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 initial engine pricing proposal. In the absence of actual damages, the trial court awarded the government the maximum civil penalty of approximately $7 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the government and UTC appealed the decision to the United States Court of Appeals for the Sixth Circuit. On November 18, 2010, the Sixth Circuit affirmed Pratt & Whitney's liability under the False Claims Act, but remanded the case to the trial court for further proceedings on the issues of False Claims Act damages and common law liability and damages.
On June 18, 2012, the trial court found that Pratt & Whitney had breached obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force is entitled to seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act.
On June 17, 2013, the trial court awarded the government approximately $473 million in damages and penalties, plus prejudgment interest in an amount to be determined. On July 1, 2013, the trial court, after determining the amount of prejudgment interest, entered judgment in favor of the government in the amount of approximately $664 million. The trial court also awarded postjudgment interest on the full amount of the judgment to accrue from July 2, 2013, at the federal variable interest rate determined pursuant to 28 U.S.C. § 1961. The judgment included four different components of damages: (1) common law damages of approximately $109 million; (2) prejudgment interest on common law damages of approximately $191 million; (3) False Claims Act treble damages of approximately $357 million; and (4) penalties of approximately $7 million. The penalty component of the judgment previously was affirmed by the United States Court of Appeals in 2010.
We strongly disagree with the trial court's analysis and conclusions. We filed an appeal from the judgment to the United States Court of Appeals for the Sixth Circuit on August 26, 2013. Based on our analysis, we continue to believe that there is no basis for any common law liability for the inaccurate statements. We also believe that the government suffered no actual damages as a result of the inaccurate statements made in 1983 and, therefore, there is no basis in fact or law for the award of common law damages, prejudgment interest or False Claims Act treble damages. If, contrary to our expectations, all or any portion of the judgment should ultimately be affirmed, we estimate a range of reasonably possible loss from approximately $24 million to $657 million in excess of amounts previously accrued, plus postjudgment interest. The outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized and cash flows for the period in which damages would be paid.
Department of Defense Cost Accounting Standards Claim
As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges that it made to Sikorsky since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claimed that Sikorsky's liability was approximately $97 million (including interest through December 31, 2013). We believed this claim was without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and on March 22, 2013, the U.S. Court of Federal Claims issued a written decision in favor of Sikorsky determining that the DOD had failed to prove its claims because Sikorsky's calculation of material overhead complied with the cost accounting standards. DOD has appealed this decision.
German Tax Office Appeal
As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern €203 million (approximately $278 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office. On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In 2008 the German Federal Tax Court ("FTC") denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice ("ECJ") to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009, the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the taxpayer and the government appealed the findings to the FTC. After consideration of the ECJ decision, the latest FTC decision and the lower court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued for this matter. We intend to litigate vigorously the matter to conclusion. We cannot reasonably estimate the range of loss, if any, that may result from this matter given the current procedural status of this matter.
Other.
As described in Note 16 to the Consolidated Financial Statements, we extend performance and operating cost guarantees beyond our normal warranty and service policies for extended periods on some of our products. We have accrued our estimate of the liability that may result under these guarantees and for service costs that are probable and can be reasonably estimated.
We have accrued for environmental investigatory, remediation, operating and maintenance costs, performance guarantees and other litigation and claims based on our estimate of the probable outcome of these matters. While it is possible that the outcome of these matters may differ from the recorded liability, we believe that resolution of these matters will not have a material impact on our competitive position, results of operations, cash flows or financial condition.
We also have other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising out of the normal course of business. We accrue contingencies based upon a range of possible outcomes. If no amount within this range is a better estimate than any other, then we accrue the minimum amount.
We are also subject to a number of routine lawsuits, investigations and claims (some of which involve substantial amounts) arising out of the ordinary course of our business. We do not believe that these matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.